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                                                Exhibit 23(b)




                CONSENT OF INDEPENDENT ACCOUNTANTS
                ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2001, relating to the financial statements and financial statement schedules of Ohio Casualty Corporation, which appears in Ohio Casualty Corporation's Annual Report on Form 10-K.



/s/  PricewaterhouseCoopers LLP



New York, New York
July 2, 2002